Exhibit 99.1


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                         SELIGMAN NEW TECHNOLOGIES FUND

                                Quarterly Booklet

                                  DECEMBER 2006

This material is authorized for use only in the case of a prior or concurrent delivery of the offering prospectus for Seligman New Technologies Fund, Inc. (the "Fund"). Prospectuses contain more complete information, including expenses, fees, and additional risks. The Fund is closed to new investment. This material is not an offer, or a solicitation of an offer, to purchase any securities or other financial instruments, and should not be so construed. For the most recent available performance of the Fund, please contact your financial advisor or call Seligman Advisors, Inc. at 800-221-2783. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com by the seventh business day following that month-end.

On February 25, 2004, a special meeting of stockholders of the Fund was held. At the meeting, the following proposals were approved by the Fund's stockholders in accordance with applicable law: (i) a proposal to authorize a plan to liquidate and dissolve the Fund and (ii) a proposal to eliminate the Fund's fundamental investment policy of making quarterly repurchase offers for its common stock. As a result of the foregoing, the Fund's investment manager is implementing the Fund's plan of liquidation. The Fund expects that the process of liquidating the Fund's investments will take several years to complete due to the illiquid nature of a substantial portion of its assets.

The Fund is a closed-end fund and shareholders are not able to redeem their shares. Please keep in mind there is no guarantee as to the accuracy of market forecasts contained herein. Opinions, estimates and forecasts may be changed without notice. Past performance is not a guarantee of future results.

SELIGMAN NEW TECHNOLOGIES FUND
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I. PORTFOLIO MANAGER COMMENTARY

II. TOP HOLDINGS PROFILES

III. PERFORMANCE AND PORTFOLIO ANALYSIS


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                                PORTFOLIO MANAGER

                                   COMMENTARY

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

SELIGMAN NEW TECHNOLOGIES FUND
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Manager Commentary (as of 12/31/06)
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Private Technology Market Review

According to Dow Jones' Venture Wire, 18 venture-backed companies went public during the fourth quarter of 2006. A total of $1.23 billion was raised in the quarter to cap off the strongest IPO year since 2004, with a total 56 IPOs valued at $3.72 billion coming to market in 2006. 20 Information Technology companies raised $1.95 billion in 2006, nearly double the 11 technology IPOs that raised $682.6 million in 2005.

Mergers and acquisitions of venture-backed companies slowed in the fourth quarter, with only 75 companies being acquired for a total of $7.3 billion. For the year, there were 414 mergers and acquisitions valued at $31.18 billion, a four percent increase in value over 407 acquisitions completed in 2005. Within Information Technology, 60 companies were acquired in the quarter, down from 70 companies in the same quarter last year, for a combined value of $3.59 billion, down 18 percent during the same quarter a year ago.

Within Information Technology, 273 companies were acquired in 2006, 18 more than last year, for a combined value of $19.33 billion, an increase of 38 percent over 2005 totals. The median amount paid for all acquired companies in 2006 was $52 million, up from $47.2 million in 2005.

Venture Capital Pricing Policy

J. & W. Seligman & Co. Incorporated (the "Manager") will change the fair value of a security in the portfolio based on an analysis of the information available to it. In particular, in determining fair value, the Manager places great emphasis on the financial and business condition of the venture capital companies relative to their respective business plans. In addition to changes resulting from analysis of the venture capital company's success in meeting its model, the Manager will review the fair value of a security when the Manager becomes aware of new information (whether internal or external to the venture capital company) affecting the venture capital company's ability to generate shareholder value.


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

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                              TOP HOLDINGS PROFILES

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

SELIGMAN NEW TECHNOLOGIES FUND
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Top 10 Holdings (as of 12/31/06)
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                                       -----------------------------------------
                                       Headquarters: San Francisco, CA
WaldenVC II, L.P.                      Founded: 1974
-------------------------------------- www.waldenvc.com
                                       Industry/Sector: Fund of Funds
                                       -----------------------------------------

Company Description:

      WaldenVC is a San Francisco-based venture capital firm that invests in technology and media companies. Focus areas include software, media, information and education services, and emerging platforms.

      WaldenVC's core strengths include the following:

      o Hands-On Experience: WaldenVC's general partners and venture partners have operating experience at technology and new media companies and a long track record of growing startups.

      o Corporate Investors: In addition to investing in the fund, WaldenVC's corporate investors bring a wealth of contacts and channels that enables WaldenVC's portfolio companies to grow.

      o Investment Banking Background: With deep contacts in the investment banking world, WaldenVC's partners can play a key role in introducing private companies to potential partners and helping companies evaluate all of their strategic options.

      o International Network: WaldenVC is part of The Walden Group, a twenty-eight-year old network of venture funds that comprises Walden Israel, Walden International Investment Group, as well as numerous other funds, primarily in Asia.

                                       -----------------------------------------
                                       Headquarters: Columbia, MD
iBiquity Digital Corp.                 Founded: 1998
-------------------------------------- www.ibiquity.com
                                       Industry/Sector: Wireless
                                       -----------------------------------------

Company Description:

      iBiquity Digital Corporation (iBiquity) is the developer of the HD Radio(TM) digital broadcasting technology that enables digital radio signals to ride the same airwaves as analog AM/FM radio. HD Radio allows any radio station to deliver CD-like sound to the listening public, along with wireless data services carrying information such as news and entertainment. This is an FCC-approved system that provides for true, end-to-end digital broadcasting within the existing spectrum in conjunction with continued analog broadcasts to legacy receivers.

      Since the FCC has approved HD Radio as the digital AM/FM system for the US market, the nation's AM and FM broadcasters and radio receivers can transition from analog to digital over the course of the next several years. Radio stations in 100 markets have begun the transition to HD Radio technology, reaching 65% of the US population. As HD Radio has been designed to work within the current AM and FM spectrum allocations, consumers will be able to enjoy continued use of their existing analog receivers as well as benefit from the higher quality and additional services offered by the new generation of HD Radio-equipped receivers.

                                       -----------------------------------------
                                       Headquarters: San Francisco, CA
LifeMasters Supported SelfCare, Inc.   Founded: 1994
-------------------------------------- www.lifemasters.com
                                       Industry/Sector: Digital Enabling
                                                        Technologies
                                       -----------------------------------------


Company Description:

      LifeMasters(TM) Supported SelfCare, Inc. is an interactive disease management company dedicated to improving clinical outcomes for individuals, providing decision support for physicians, and reducing costs for payors. The Company consists of medical professionals, information specialists, and administrators with offices in Irvine, South San Francisco, and Cupertino, California and Albuquerque, New Mexico. LifeMasters partners with health plans, physician organizations, and employers.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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SELIGMAN NEW TECHNOLOGIES FUND
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      LifeMasters is fully accredited by the National Committee for Quality
      Assurance (NCQA) to provide disease management services in each of five disease categories, including: diabetes, congestive heart failure (CHF), coronary artery disease (CAD), chronic obstructive pulmonary disease
      (COPD) and asthma.

      Founded in 1994 by Harvard-trained physician David E. Goodman, MD, LifeMasters is among the first healthcare companies in the nation to provide disease management for chronically ill individuals by combining communications technology with ongoing nursing support. LifeMasters offers a suite of condition-specific chronic illness management programs to help those suffering from one or more chronic diseases. Programs are available in all 50 states, the District of Columbia, and Puerto Rico.

      LifeMasters' customers are organizations that are accountable for the cost and quality of healthcare. They include leading health plans, employers and governmental organizations. Reimbursement options range from individual case rates to risk-sharing population-based arrangements.

                                       -----------------------------------------
                                       Headquarters: Lawrenceville, NJ
Edison Venture Fund IV, L.P.           Founded: 1986
-------------------------------------- www.edisonventure.com
                                       Industry/Sector: Fund of Funds
                                       -----------------------------------------

Company Description:

      Edison invests in expansion stage ($5 to 20 million revenue) information technology companies located in the New York City to Virginia corridor. They invest $3 to $5 million initially and usually are the sole or lead investor.

      Their diversified strategy includes venture capital, expansion financings, management buyouts, consolidations, and secondary stock purchases.

      Edison's Limited Partners include commercial and investment banks, major industrial corporations, insurance companies, pension funds and government agencies. These top institutions may provide financing, serve as a business partner and purchase products from Edison backed companies.

                                       -----------------------------------------
                                       Headquarters: Englewood, CO
The Petroleum Place, Inc.              Founded: 1995
-------------------------------------- www.petroleumplace.com
                                       Industry/Sector: Enterprise Business
                                                        Infrastructure
                                       -----------------------------------------

Company Description:

      Petroleum Place is a leading enterprise solution and asset transaction service provider for the energy industry. Enterprise software products and services are offered through P2 Energy Solutions (P2ES), established through the merger of Paradigm Technologies, Novistar and Petroleum Financial (PFI). P2ES has implemented financial and operational management systems at more than 400 companies, including major integrated companies and leading independents. Transaction services are offered through The Oil & Gas Asset Clearinghouse (Hybrid live floor/Internet auctions), Petroleum Place Energy Advisors (negotiated transaction and advisory services) and Petro TradeLinks (trades).

                                       -----------------------------------------
                                       Headquarters: Foster City, CA
QuinStreet, Inc.                       Founded: 1999
-------------------------------------- www.quinstreet.com
                                       Industry/Sector: Enterprise Business
                                                        Infrastructure
                                       -----------------------------------------

Company Description:

      QuinStreet provides Internet marketing services to clients that have historically acquired customers via direct marketing, direct response, and direct selling. QuinStreet combines a "pay for performance" business model with a comprehensive approach to meeting client customer acquisition demands. The Company's capabilities include online marketing & merchandising, targeted distribution activation and management, and "full-stack" direct marketing and network management technologies.

      QuinStreet's Direct Marketing Services group provides lead generation and customer acquisition programs online for specialty consumer good and services. They also have a Direct Selling Services group that provides technology solutions for direct selling companies. This functionality includes web sites (for each distributor), online enrollment, online ordering, online reporting, commission/genealogy systems, e-commerce to direct selling companies. This allows distributors to spend more time on selling rather than order processing (increase revenues) and lower the cost per order (cost reduction).

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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                                       -----------------------------------------
                                       Headquarters: Costa Mesa, CA
Innocal II, L.P.                       Founded: 1999
-------------------------------------- www.innocal.com
                                       Industry/Sector: Fund of Funds
                                       -----------------------------------------

Company Description:

      InnoCal is a private venture capital firm funded by institutional and private investors. They focus on investing in early stage information technology with the majority of investments located in Southern California. InnoCal is an information technology venture investor and as such is currently focused on enterprise software, wireless technologies, communications, Internet and broadband technologies, and high growth businesses in other viable IT sectors. The partners at InnoCal work as a team and collectively have over 65 years of experience in venture capital. Total investment in a given portfolio company may range from $1 million to $5 million, with $3 million as an average initial investment. Typically, they are lead investors, often times leading a syndicate of multiple venture capital or strategic investors.

                                       -----------------------------------------
                                       Headquarters: Hoboken, NJ
Double-Take Software, Inc.             Founded: 1991
-------------------------------------- www.doubletake.com
                                       Industry/Sector: Digital Enabling
                                                        Technologies
                                       -----------------------------------------

Company Description:

      Double-Take Software, Inc. was formerly known as NSI Software, Inc. It is a developer of patented, award-winning data replication technologies and services. Double-Take Software products, including Double-Take (R), GeoCluster(TM), and Balance(TM), help companies to recover from disasters and continue to provide business-critical information for customer environments. Privately funded, Double-Take Software works with its OEM partners and re-seller channel to deliver solutions and support to business users.

      On December 14, 2006, Double-Take Software, Inc. (Ticker: DBTK) announced the closing of its initial public offering (IPO) of 7,500,000 shares of common stock at an IPO price of $11.00 per share. Seligman was a selling shareholder in the IPO. The portion of its Double-Take Software holdings not sold at the IPO are subject to a restriction on resale for 180 days following the date of the IPO.

                                       -----------------------------------------
                                       Headquarters: Pittsburgh, PA
Access Data Corporation                Founded: 1997
-------------------------------------- www.accessdc.com
                                       Industry/Sector: Digital Enabling
                                                        Technologies
                                       -----------------------------------------

Company Description:

      Access Data Corporation is a provider of web-native application solutions to the investment management and financial services industries. Access Data offers clients a comprehensive suite of software applications and professional service offerings to integrate and automate critical investment management and investment sales reporting functions. It is a specialty firm dedicated to the financial services industry, offering business, technical, creative, software, and managed hosting services - all under one roof. Drawing upon extensive "client-side" experience, the firm has transitioned from a pure professional services company to a product-based focus. Access Data's product offerings include:

      o Access Data SalesVision(SM) -- a web-native analytical data warehouse and comprehensive reporting solution for the asset management industry

      o ACCESSkm(SM) -- a knowledge management solution for the financial and professional services industry

      o CallTrends(SM) -- an automated call center monitoring and reporting tool

      o InTouch(SM) -- a real-time customer feedback and analysis tool for call center support

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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                                       -----------------------------------------
                                       Headquarters: New York, NY
UGO Networks, Inc.                     Founded: 1997
-------------------------------------- www.ugo.com
                                       Industry/Sector: Enterprise Business
                                                        Infrastructure
                                       -----------------------------------------

Company Description:

      UGO Networks, Inc. is the leading online media network for Fantasy Entertainment coverage. With contributors spanning the globe, UGO has assembled a cast of experts for every dimension of Fantasy Entertainment - games, movies, TV, DVDs, animation, music, tech, sports, and comics.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.

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                                 PERFORMANCE AND

                               PORTFOLIO ANALYSIS

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

SELIGMAN NEW TECHNOLOGIES FUND
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Performance & Portfolio Analysis (12/31/06)
--------------------------------------------------------------------------------

------------------------------
Seligman New Technologies Fund   Inception Date: 07/27/1999
--------------------------------------------------------------------------------

Performance data quoted herein represents past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate. Current performance may be higher or lower than the performance data quoted. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com by the seventh business day following that month-end. Returns for the Fund assume the reinvestment of all capital gain distributions and assume that all return of capital distributions made in connection with the liquidation of the Fund were taken in cash. Returns are calculated based on the net asset value. The fund performance figures for inception to date and average annual return since inception include a 3% maximum sales charge. The one-year, five-year and year to date figures do not. Since the funds are not open for new investments, applying sales charges to the recent performance numbers distorts the actual performance of the funds. An investment in the Fund involves investment risks, including the possible loss of principal.


-----------------                                                        Goldman             Goldman
Portfolio Returns                                        Fund             Sachs               Sachs
-----------------                                     Performance       Tech Index       Blended Index(1)
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Since Inception                 (83.8%)           (30.4%)            (33.0%)
---------------------------------------------------------------------------------------------------------
Average Annual Return Since Inception                   (21.7%)            (4.8%)             (5.2%)
---------------------------------------------------------------------------------------------------------
Five Year Annual Average Return                         (23.1%)             1.1%               4.1%
---------------------------------------------------------------------------------------------------------
One Year Total Return                                     9.5%              9.0%               3.8%
---------------------------------------------------------------------------------------------------------
YTD Total Return                                          9.5%              9.0%               3.8%
---------------------------------------------------------------------------------------------------------


--------------------------
Sector Analysis (% of NAV)
--------------------------
                                                        Public           Private               Total
---------------------------------------------------------------------------------------------------------
Broadband and Fiber Optics                                0.0%              0.0%                0.0%
---------------------------------------------------------------------------------------------------------
Digital Enabling Technologies                             5.2%             16.6%               21.8%
---------------------------------------------------------------------------------------------------------
Enterprise Business Infrastructure                        0.0%             11.4%               11.4%
---------------------------------------------------------------------------------------------------------
Internet Business-to-Consumer                             0.0%              0.0%                0.0%
---------------------------------------------------------------------------------------------------------
Wireless                                                  0.0%             13.4%               13.4%
---------------------------------------------------------------------------------------------------------
Other                                                    16.6%             36.8%               53.4%
---------------------------------------------------------------------------------------------------------
Total                                                    21.8%             78.2%              100.0%
---------------------------------------------------------------------------------------------------------

Top Holdings

------------                        ------------------------------------------    -------------------------------
Top Holdings                        Venture Capital Liquidity Events              Venture Capital Advance/Decline
------------                        ------------------------------------------    Information(3)
                                                                                  -------------------------------
(Represents 80.5% of Net Assets)    Completed IPOs Since Inception          16    Since 9/30/06                    # of Cos
--------------------------------    ------------------------------------------    -----------------------------------------
WaldenVC II                         Companies Acquired by                         Advancing Issues                       17
--------------------------------    Third Party Since Inception             33    -----------------------------------------
iBiquity Digital                    ------------------------------------------    Declining Issues                        8
--------------------------------    Companies Currently in                        -----------------------------------------
LifeMasters Supported SelfCare      SEC Registration                         0    Active Investments(4)                  28
--------------------------------    ------------------------------------------    -----------------------------------------
Edison Venture Fund IV              Total Private Investments
--------------------------------    Since Inception                        115
The Petroleum Place                 ------------------------------------------
--------------------------------    Failed Investments(2)                   45
QuinStreet                          ------------------------------------------
--------------------------------
InnoCal II
--------------------------------
Double-Take Software
--------------------------------
Access Data
--------------------------------
UGO Networks
--------------------------------

-------------------------------
Venture Capital Private Funding
-------------------------------
                                                           Percent of Net Assets
--------------------------------------------------------------------------------
Private Securities                                                 78.2%
   Private Securities Funded to Break-Even(5)                      60.9%
   Private Securities Subject to Financing Risk(6)                 17.3%
--------------------------------------------------------------------------------
Average Months Remaining Cash for Operations
(for Private Securities Subject to Financing Risk)                  6.2
--------------------------------------------------------------------------------

See footnotes on page 12. This page and the information contained herein cannot be reviewed, discussed or shown unless accompanied by the footnotes contained on page 12 of this Quarterly Booklet.


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SELIGMAN NEW TECHNOLOGIES FUND
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Footnotes
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On February 25, 2004, a special meeting of the stockholders of Seligman New
Technologies Fund, Inc. (the "Fund") was held. At the meeting, the following proposals were approved by the Fund's stockholders in accordance with applicable law: (i) a proposal to authorize a plan to liquidate and dissolve the Fund and
(ii) a proposal to eliminate the Fund's fundamental investment policy of making quarterly repurchase offers for its common stock. As a result of the foregoing, the Fund's investment manager is implementing the Fund's plan of liquidation. The Fund expects that the process of liquidating the Fund's investments will take several years to complete due to the illiquid nature of a substantial portion of its assets.

The Fund currently has no assets available for new investments in venture capital companies, although the Fund is permitted to make follow-on investments in current portfolio companies under certain circumstances.

The Portfolio holdings are subject to change.

The Fund invests primarily in the stock of technology companies, including private companies typically not available to the general public. This venture capital investing is highly speculative. Additionally, such stocks may be subject to increased government regulation and offer limited liquidity. Investments concentrated in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. The stocks of smaller companies may be subject to above-average market price fluctuations. Please consult the Fund's prospectus for more information about risk.

Investors cannot invest directly in unmanaged indices, such as the Goldman Sachs Technology Index. Returns for the Goldman Sachs Technology Index assume the reinvestment of any distributions and do not include sales charges. The Goldman Sachs Technology Index reflects the performance of publicly traded companies only.

(1) The Goldman Sachs "Blended" Index is an index presented for comparison purposes by J. & W. Seligman & Co. Incorporated ("Seligman"), the Funds' manager, using four of the six sub-indices within the Goldman Sachs Technology Index. The Blended Index consists of a twenty-five percent equal weighting in the following Goldman Sachs Technology Index sub-indices: Goldman Sachs Software Index (Symbol: GSO); Goldman Sachs Internet Index (Symbol: GIN); Goldman Sachs Multimedia Networking Index (Symbol: GIP); and Goldman Sachs Semiconductor Index (Symbol: GSM). The Manager selected these four sub-indices because, in its view, they better represent the sectors within the technology industry in which the Funds have historically invested. The Funds' holdings, however, are not evenly weighted among these four sectors, and the weightings of the holdings of either or both Funds may differ significantly among these sectors. Material investments have been and may be made outside these sectors. The Funds are actively managed and their holdings are subject to change.

(2) Includes those companies that have filed for bankruptcy and those companies that Seligman believes will imminently file for bankruptcy or have reduced their operations to the extent that there can be no meaningful business going forward.

(3) An advancing issue is a company whose valuation has increased since the last reporting period for reasons including, but not limited to, new rounds of financing, revised financial projections, exchange rate fluctuations and exceeding performance expectations. Similarly, a declining issue is one whose valuation has decreased since the last reporting period.

(4) Includes companies that are funded to break-even (see footnote 5), not funded to break-even, failed investments that have not declared bankruptcy (see footnote 2), fund of fund investments, and public holdings originated from private investments.

(5) Seligman evaluates each private company in the portfolio and determines whether, in its view, a company may reach break-even/profitability with existing capital. If a company is classified as "Funded to Break-Even" it means that it is able, in the opinion of Seligman, to fund its operations without additional outside financing. That determination may differ significantly from the view of the company itself and from actual results. There can be no assurances that such companies will actually break-even or remain or become profitable.

(6) Those companies that, in the opinion of Seligman, do not currently have sufficient capital to reach break-even (see footnote 5).


                                          Distributed by Seligman Advisors, Inc.

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